Transaction

Date:	29 September, 2006

To:	Lehman XS Trust, Series 2006-16N
Attention:	c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Mandy Lee - Transaction Management Group
Facsimile: 646-885-9551
Telephone: 212-526-9257

Ref. Numbers: Risk ID: 1309079L, 1309083L / Effort ID: N1075669 / Global Deal ID: 2671530, 2671533

SUBJECT:	CAP TRANSACTION

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as trustee (the “Grantor Trustee”) of the Lehman XS Grantor Trust 1-A2A, Series 2006-16N, a trust (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York. This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	21 September, 2006

Effective Date:	25 September, 2006

Termination Date:	25 June 2009, subject to adjustment in accordance with the Modified Following Business Day Convention,

Notional Amount:	USD 138,008,000.00 for the initial Calculation Period and for each Calculation Period thereafter as set forth in Schedule A attached hereto.

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Payment Dates:	Inapplicable

Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate:	The lesser of (i) 1.875% and (ii) the greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 9.475%.

Floating Rate Payer Period End Dates:	The twenty-fifth (25th) calendar day of each month, commencing October 25, 2006, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Rate Payer Period End Date.

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Global Deal ID: 2671530, 2671533

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Governing Law:	New York, without reference to choice of law doctrine.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Termination Currency:	USD

Additional Provisions:

1.	The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will not apply.

2.	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply.

3.	The "Automatic Early Termination" provisions of Section 6(a) of the Agreement will not apply.

4.	"Specified Entity" will not apply to either Party A or Party B.

5.	Payments on Early Termination. For the purposes of Section 6(e) of the Agreement, Loss and Second Method will be used.

6.	The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Agreement will not apply to Party B.

Global Deal ID: 2671530, 2671533

7.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal.

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

8	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

9.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 September, 2006, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

Global Deal ID: 2671530, 2671533

10.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

U.S. BANK, NATIONAL ASSOCIATION
ABA # 091000022
ACCT.# 173103321118
Ref#106365103
Attn.: LXS 2006-16N 1-A2A Basis Risk Cap

Global Deal ID: 2671530, 2671533

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

By:
Authorized Signatory

Accepted and confirmed as
of the date first written
Lehman XS Grantor Trust, 1-A2A Series 2006-16N
By: U.S. Bank National Association
not in its individual capacity but solely as Grantor Trustee

By_____________________________________
Name:__________________________________
Title:___________________________________

Global Deal ID: 2671530, 2671533

Schedule A

*Calculation Period from and including	*Calculation Period up to but excluding	Notional Amount (in USD)
9/25/2006	10/25/2006	138,008,000.00
10/25/2006	11/25/2006	138,008,000.00
11/25/2006	12/25/2006	138,008,000.00
12/25/2006	1/25/2007	138,008,000.00
1/25/2007	2/25/2007	138,008,000.00
2/25/2007	3/25/2007	138,008,000.00
3/25/2007	4/25/2007	138,008,000.00
4/25/2007	5/25/2007	138,008,000.00
5/25/2007	6/25/2007	138,008,000.00
6/25/2007	7/25/2007	138,008,000.00
7/25/2007	8/25/2007	138,008,000.00
8/25/2007	9/25/2007	138,008,000.00
9/25/2007	10/25/2007	138,008,000.00
10/25/2007	11/25/2007	138,008,000.00
11/25/2007	12/25/2007	138,008,000.00
12/25/2007	1/25/2008	138,008,000.00
1/25/2008	2/25/2008	138,008,000.00
2/25/2008	3/25/2008	138,008,000.00
3/25/2008	4/25/2008	138,008,000.00
4/25/2008	5/25/2008	138,008,000.00
5/25/2008	6/25/2008	138,008,000.00
6/25/2008	7/25/2008	138,008,000.00
7/25/2008	8/25/2008	133,913,127.44
8/25/2008	9/25/2008	120,164,908.20
9/25/2008	10/25/2008	105,848,934.11
10/25/2008	11/25/2008	91,550,092.74
11/25/2008	12/25/2008	77,734,366.14

Global Deal ID: 2671530, 2671533

12/25/2008	1/25/2009	64,402,329.46
1/25/2009	2/25/2009	51,476,460.59
2/25/2009	3/25/2009	38,949,838.25
3/25/2009	4/25/2009	26,732,450.85
4/25/2009	5/25/2009	14,711,337.63
5/25/2009	6/25/2009	2,863,474.66
*subject to adjustment in accordance with the relevant Business Day Convention.

Global Deal ID: 2671530, 2671533

Transaction

Date:	29 September, 2006

To:	Lehman XS Trust, Series 2006-16N
Attention:	c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110

From:	Lehman Brothers Special Financing Inc.
Mandy Lee - Transaction Management Group
Facsimile: 646-885-9551
Telephone: 212-526-9257

Ref. Numbers: Risk ID: 1309087L, 1309091L / Effort ID: N1075671 / Global Deal ID: 2671536, 2671538

SUBJECT:	CAP TRANSACTION

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and U.S. Bank National Association, solely in its capacity as grantor trustee (the “Grantor Trustee”) of the Lehman XS Grantor Trust 1-A32A1, Series 2006-16N, a trust (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York. This communication constitutes a “Confirmation” as referred to in the Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

LEHMAN BROTHERS SPECIAL FINANCING INC.
LEHMAN BROTHERS INC.
745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	21 September, 2006

Effective Date:	25 September, 2006

Termination Date:	25 June 2013, subject to adjustment in accordance with the Modified Following Business Day Convention,

Notional Amount:	USD 142,450,000.00 for the initial Calculation Period and for each Calculation Period thereafter as set forth in Schedule A attached hereto.

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Payment Dates:	Inapplicable

Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate:	The lesser of (i) 1.875% and (ii) the greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 9.425%.

Floating Rate Payer Period End Dates:	The twenty-fifth (25th) calendar day of each month, commencing October 25, 2006, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	One (1) Business Day preceding each Floating Rate Payer Period End Date.

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Global Deal ID: 2671536, 2671538

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Governing Law:	New York, without reference to choice of law doctrine.

Transfer:
Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Termination Currency:	USD

Additional Provisions:

1.	The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will not apply.

2.	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply.

3.	The "Automatic Early Termination" provisions of Section 6(a) of the Agreement will not apply.

4.	"Specified Entity" will not apply to either Party A or Party B.

5.	Payments on Early Termination. For the purposes of Section 6(e) of the Agreement, Loss and Second Method will be used.

6.	The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Agreement will not apply to Party B.

Global Deal ID: 2671536, 2671538

7.	Representations. Section 3 of the Agreement is hereby amended by adding the following additional subsections:

(a)	No Agency. It is entering into this Transaction as principal.

(b)	Eligible Contract Participant. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)
No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

8	Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will not apply to any Transaction between the parties hereto.

9.
Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by U.S. Bank, National Association (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 September, 2006, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

Global Deal ID: 2671536, 2671538

10.
Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.
Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

U.S. BANK, NATIONAL ASSOCIATION
ABA # 091000022
ACCT.# 173103321118
Ref#106365103
Attn.: LXS 2006-16N 1-A32A1 Basis Risk Cap

Global Deal ID: 2671536, 2671538

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

By:
Authorized Signatory

Accepted and confirmed as
of the date first written
Lehman XS Grantor Trust, 1-A32A1, Series 2006-16N
By: U.S. Bank National Association
not in its individual capacity but solely as Grantor Trustee

By_____________________________________
Name:__________________________________
Title:___________________________________

Global Deal ID: 2671536, 2671538

Schedule A

*Calculation Period from and including	*Calculation Period up to but excluding	Notional Amount (in USD)
9/25/2006	10/25/2006	142,450,000.00
10/25/2006	11/25/2006	142,450,000.00
11/25/2006	12/25/2006	142,450,000.00
12/25/2006	1/25/2007	142,450,000.00
1/25/2007	2/25/2007	142,450,000.00
2/25/2007	3/25/2007	142,450,000.00
3/25/2007	4/25/2007	142,450,000.00
4/25/2007	5/25/2007	142,450,000.00
5/25/2007	6/25/2007	142,450,000.00
6/25/2007	7/25/2007	142,450,000.00
7/25/2007	8/25/2007	142,450,000.00
8/25/2007	9/25/2007	142,450,000.00
9/25/2007	10/25/2007	142,450,000.00
10/25/2007	11/25/2007	142,450,000.00
11/25/2007	12/25/2007	142,450,000.00
12/25/2007	1/25/2008	142,450,000.00
1/25/2008	2/25/2008	142,450,000.00
2/25/2008	3/25/2008	142,450,000.00
3/25/2008	4/25/2008	142,450,000.00
4/25/2008	5/25/2008	142,450,000.00
5/25/2008	6/25/2008	142,450,000.00
6/25/2008	7/25/2008	142,450,000.00
7/25/2008	8/25/2008	142,450,000.00
8/25/2008	9/25/2008	142,450,000.00
9/25/2008	10/25/2008	142,450,000.00
10/25/2008	11/25/2008	142,450,000.00
11/25/2008	12/25/2008	142,450,000.00

Global Deal ID: 2671536, 2671538

12/25/2008	1/25/2009	142,450,000.00
1/25/2009	2/25/2009	142,450,000.00
2/25/2009	3/25/2009	142,450,000.00
3/25/2009	4/25/2009	142,450,000.00
4/25/2009	5/25/2009	142,450,000.00
5/25/2009	6/25/2009	142,450,000.00
6/25/2009	7/25/2009	137,868,984.93
7/25/2009	8/25/2009	131,830,099.58
8/25/2009	9/25/2009	124,952,588.84
9/25/2009	10/25/2009	116,154,549.78
10/25/2009	11/25/2009	116,154,549.78
11/25/2009	12/25/2009	112,575,909.96
12/25/2009	1/25/2010	105,748,584.87
1/25/2010	2/25/2010	99,298,489.33
2/25/2010	3/25/2010	93,205,390.04
3/25/2010	4/25/2010	87,449,478.63
4/25/2010	5/25/2010	82,010,681.37
5/25/2010	6/25/2010	76,865,944.68
6/25/2010	7/25/2010	72,004,570.69
7/25/2010	8/25/2010	67,409,619.41
8/25/2010	9/25/2010	63,049,840.81
9/25/2010	10/25/2010	58,907,623.46
10/25/2010	11/25/2010	54,997,351.67
11/25/2010	12/25/2010	51,302,178.90
12/25/2010	1/25/2011	47,812,165.13
1/25/2011	2/25/2011	44,517,274.53
2/25/2011	3/25/2011	41,406,958.39
3/25/2011	4/25/2011	38,470,789.28
4/25/2011	5/25/2011	35,698,714.86

Global Deal ID: 2671536, 2671538

5/25/2011	6/25/2011	33,081,964.65
6/25/2011	7/25/2011	30,611,454.84
7/25/2011	8/25/2011	28,279,116.93
8/25/2011	9/25/2011	26,077,358.00
9/25/2011	10/25/2011	23,995,026.64
10/25/2011	11/25/2011	22,029,664.79
11/25/2011	12/25/2011	20,174,691.27
12/25/2011	1/25/2012	18,423,911.85
1/25/2012	2/25/2012	16,771,461.83
2/25/2012	3/25/2012	15,211,825.21
3/25/2012	4/25/2012	13,739,786.47
4/25/2012	5/25/2012	12,350,423.32
5/25/2012	6/25/2012	11,039,090.21
6/25/2012	7/25/2012	9,801,402.76
7/25/2012	8/25/2012	8,633,222.29
8/25/2012	9/25/2012	7,530,615.84
9/25/2012	10/25/2012	6,487,607.54
10/25/2012	11/25/2012	5,900,277.57
11/25/2012	12/25/2012	4,947,217.76
12/25/2012	1/25/2013	4,047,862.91
1/25/2013	2/25/2013	3,199,186.81
2/25/2013	3/25/2013	2,398,333.75
3/25/2013	4/25/2013	1,642,608.96
4/25/2013	5/25/2013	929,469.53
5/25/2013	6/25/2013	256,515.86

*subject to adjustment in accordance with the relevant Business Day Convention.

Global Deal ID: 2671536, 2671538